UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 25, 2011

CHINA BOTANIC PHARMACEUTICAL INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	0-24512	88-1273503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 281, Taiping Road, Taiping District
Harbin, Heilongjiang Province, 150050
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  86-451-5762-0378

Renhuang Pharmaceuticals, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On January 25, 2011, China Botanic Pharmaceutical Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three months and fiscal year ended October 31, 2010. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of Form 8-K, including the accompanying exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release dated January 25, 2011 announcing fourth quarter and full-year 2010 financial results

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA BOTANIC PHARMACEUTICAL INC.

Date: January 25, 2011	By:	/s/ Shaoming Li
Shaoming Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release dated January 25, 2011 announcing fourth quarter and full-year 2010 financial results

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.